UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

NN, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39268	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 120
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2026, NN, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to Term Loan Credit Agreement (the “Amendment”), which amended the Term Loan Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), dated as of April 16, 2025, by and among the Company, the lenders from time to time party thereto (collectively, the “Lenders”) and Alter Domus (US) LLC, as administrative agent for the Lenders The Term Loan Credit Agreement provides for (i) a $118.0 million term loan that was funded in full in April 2025 and (ii) $10.0 million of delayed draw term loan commitments (the “Delayed Draw Term Loans”). The ability of the Company to draw on the Delayed Draw Term Loans pursuant to the Term Loan Credit Agreement is subject to the Company satisfying certain conditions, including the DDTL Equity Raise (as defined in the Term Loan Credit Agreement). The Amendment removes the DDTL Equity Raise as a condition to the availability of the Delayed Draw Term Loans. In connection with entering into the Amendment, the Company borrowed $10.0 million of Delayed Draw Term Loans.

The foregoing description of the Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 17, 2025, and is incorporated herein by reference. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 10-K is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Term Loan Credit Agreement, dated January 29, 2026, among NN, Inc. as the Borrower and the lenders party thereto from time to time, and Alter Domus (US) LLC, as administrative agent for the lenders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2026

NN, INC.

By:	/s/ Christopher H. Bohnert
Name:	Christopher H. Bohnert
Title:	Senior Vice President and Chief Financial Officer